                             AMENDMENT NO. 2 TO THE
                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


      THIS AMENDMENT No. 2, dated as of May 24, 1996, is made to the SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of January 31, 1992, as previously amended by Amendment No. 1 thereto, dated as of December 23, 1994 (collectively, the "Registration Rights Agreement"), among Creative BioMolecules, Inc., a Delaware corporation (the "Company"), and the persons defined as "Investors" under the Registration Rights Agreement.

                             W I T N E S S E T H :
                             ---------------------

      WHEREAS, the Company proposes to prepare and file with the Securities and Exchange Commission a Registration Statement for an underwritten public offering (the "Public Offering") of its Common Stock, $.01 par value per share ("Common Stock");

      WHEREAS, the parties hereto desire to amend the Registration Rights Agreement in order to waive the registration rights of the Investors under the Registration Rights Agreement with respect to the Public Offering and in order to amend the definition of "Registrable Securities" in the Registration Rights Agreement;

      WHEREAS, Section 17(f) of the Registration Rights Agreement provides that terms of the Registration Rights Agreement may be amended and the observance thereof waived with the consent of the Company and the holders of at least 50% of the Registrable Securities (as currently defined in the Registration Rights Agreement), and the undersigned holders of Registrable Securities collectively hold the requisite percentage of Registrable Securities to effect this amendment on behalf of all Investors; and

      WHEREAS, the parties believe that it is in their best interests to amend the Registration Rights Agreement as provided herein;

      NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1.  To amend the Registration Rights Agreement as follows:

          (a) Any and all rights of the holders of Registrable Securities in connection with the Public Offering, and the observance by the Company of any provisions of the Registration Rights Agreement in connection therewith, are hereby waived, and the Registration Rights Agreement shall be deemed to be amended hereby accordingly to eliminate all such rights and obligations.

          (b) The definition of Registrable Securities in Section 2(b) of the Registration Rights Agreement shall be amended to add the following proviso at the end thereof, before the period:

               "and provided, further, that from and after the date that any such shares of Common Stock first become eligible to be publicly sold without registration under the Securities Act pursuant to paragraph (k) of Rule 144 promulgated thereunder (or any successor provision thereto), or pursuant to any federal securities statute which may be the successor to or supersede the Securities Act, such shares of Common Stock shall not be deemed to be Registrable Securities for purposes of this Agreement".

      2. Except as otherwise expressly provided herein, the Registration Rights Agreement is hereby ratified and confirmed and shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT to be executed as an instrument under seal as of the date first written above.


                              CREATIVE BIOMOLECULES, INC.

                              By: /s/ Wayne E. Mayhew III
                                 --------------------------------------


                              THE INVESTORS

                              Name of Investor:

                              APA Excelsior Venture
                              Capital Holdings (Jersey) Limited

                              By: /s/ Alan Patricof
                                 --------------------------------------


                              Name of Investor: Apax CR II(A)

                              By: /s/ Maurice Tchenio
                                 --------------------------------------


                              Name of Investor: Apax CR II(C)

                              By: /s/ Maurice Tchenio
                                 --------------------------------------




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





                              Name of Investor:

                              Apax Venture Capital Fund Limited

                              By: /s/ Allison Cregeen
                                 --------------------------------------
                                  /s/ Sean Ryan
                                 --------------------------------------


                              Name of Investor:

                              Apax Ventures II, Ltd.

                              By: /s/ Allison Cregeen
                                 --------------------------------------
                                  /s/ Sean Ryan
                                 --------------------------------------


                              Name of Investor:

                              Apax Ventures III
                              International Partners, L.P.

                              By: /s/ A. Macreavy
                                 --------------------------------------


                              Name of Investor:

                              Apax Ventures III Trust

                              By: /s/ A. Macreavy
                                 --------------------------------------


                              Name of Investor:

                              Apax Ventures IV
                              International Partners, L.P.

                              By: /s/ A. Macreavy
                                 --------------------------------------


                              Name of Investor:

                              Apax Ventures IV Trust

                              By: /s/ A. Macreavy
                                 --------------------------------------




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




                              Name of Investor:

                              Biotechnology Investments Limited

                              By: /s/ P.A.S. Firth
                                 --------------------------------------
                              By: /s/ T. Fower
                                 --------------------------------------


                              Name of Investor:

                              Charles Cohen

                              By: /s/ Charles Cohen
                                 --------------------------------------


                              Name of Investor:

                              Domain Partners III, L.P.

                              By: /s/ Kathleen K. Schoemaker
                                 --------------------------------------


                              Name of Investor:

                              DP III Associates, L.P.

                              By: /s/ Kathleen K. Schoemaker
                                 --------------------------------------


                              Name of Investor:

                              Arthur J. Hale

                              By: /s/ Arthur J. Hale
                                 --------------------------------------


                              Name of Investor:

                              MMG Conseil

                              By: /s/ Maurice Tchenio
                                 --------------------------------------


                              Name of Investor:

                              PruTech Research &
                              Development Partnership III

                              By: /s/ Patrick Owen Burns
                                 --------------------------------------




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